UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2010

LOWE’S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1000 Lowe’s Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

1.1	Underwriting Agreement, dated as of November 17, 2010, by and among Lowe’s Companies, Inc., Wells Fargo Securities, LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

4.1	Seventh Supplemental Indenture, dated as of November 22, 2010, between Lowe’s Companies, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of 2.125% Note due 2016 (included in Exhibit 4.1)

4.3	Form of 3.750% Note due 2021 (included in Exhibit 4.1)

5.1	Opinion of Moore & Van Allen PLLC

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE’S COMPANIES, INC.

Date: November 22, 2010	/s/ Matthew V. Hollifield

	By:	Matthew V. Hollifield
Senior Vice President and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 17, 2010, by and among Lowe’s Companies, Inc., Wells Fargo Securities, LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

4.1	Seventh Supplemental Indenture, dated as of November 22, 2010, between Lowe’s Companies, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of 2.125% Note due 2016 (included in Exhibit 4.1)

4.3	Form of 3.750% Note due 2021 (included in Exhibit 4.1)

5.1	Opinion of Moore & Van Allen PLLC